UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2018, Inpixon issued a press release announcing the results for the quarter ended June 30, 2018. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K (“Report”) and is incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

The information contained in Item 2.02 in this Report, including Exhibit 99.1, shall not be deemed “filed” with the U.S. Securities and Exchange Commission (the “SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

In connection with Inpixon’s earnings call held on August 9, 2018 it has made available a slide presentation which is attached hereto as Exhibit 99.2 (“Investor Presentation”) and may also be used, from time to time, to present and/or distribute to the investment community and utilize at various industry and other conferences.

By filing this Report and furnishing the information contained herein, Inpixon makes no admission as to the materiality of any information in this Report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of Inpixon’s SEC filings and other public announcements that Inpixon may make, by press release or otherwise, from time to time. Inpixon undertakes no duty or obligation to publicly update or revise the information contained in this Report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information contained in Item 7.01 of this Report, including Exhibit 99.2, shall not be deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Matters.

As of the date of this Report, Inpixon has issued and outstanding 43,842,968 shares of common stock, par value $0.001 per share, and 1,323.7309 shares of Series 4 Convertible Preferred Stock that may be converted into 7,440,871 shares of common stock.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated August 9, 2018
99.2	Investor Slide Deck

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: August 9, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 9, 2018*
99.2	Investor Slide Deck*

* Furnished herewith.

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